Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Expenses
Exploration and evaluation expenses	$ 7,729	$ 9,269
General and administrative expenses	10,161	9,026
Legal, accounting and audit	3,389	4,010
Share-based compensation	1,068	2,301
Loss from operating activities	22,347	24,606
Foreign exchange loss (income)	149	(55)
Interest income	(270)	(279)
Finance expense	81	67
Other income	(22)	(3)
(Gain) loss on disposal of plant and equipment	0	(1)
Gain on change in fair value of convertible notes derivative	(1,179)	0
Net loss before tax	21,106	24,335
Income tax (recovery) expense	(110)	107
Net loss	20,996	24,442
Items that may be subsequently reclassified to net loss
Foreign exchange translation difference	2,858	(9,333)
Other comprehensive loss (income)	2,858	(9,333)
Total comprehensive loss	$ 23,854	$ 15,109
Basic and diluted loss per share	$ 0.04	$ 0.05